UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   June 19, 2003
                                                                   -------------


                                  CERBCO, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-16749                                                   54-1448835
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  (Commission File Number)                     (IRS Employer Identification No.)



3421 Pennsy Drive, Landover, Maryland                             20785-1608
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(Address of principal executive offices)                          (Zip Code)



               Registrant's telephone number including area code:
                              (301) 773-1784 (tel)
                              (301) 322-3041 (fax)


                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5. Other Events.

     See press release of the registrant dated June 19, 2003 attached hereto.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2003                                CERBCO, Inc.
                                    --------------------------------------------
                                                   (Registrant)


                                    /s/ Robert W. Erikson
                                    --------------------------------------------
                                    Robert W. Erikson
                                    President

                                                                   PRESS RELEASE
                                                           For Immediate release


                CERBCO ANNOUNCES AGREEMENT FOR SALE OF ASSETS AND
              BUSINESS BY SUBSIDIARY INSITUFORM EAST TO INSITUFORM
                                  TECHNOLOGIES

     LANDOVER, MD, June 19, 2003 - CERBCO, Inc. ("CERBCO") (OTC: CERB) today announced that its indirect, majority owned subsidiary, Insituform East, Inc. ("East") (OTC: INEI), has entered into an Asset Purchase Agreement with Insituform Technologies, Inc. ("ITI") (Nasdaq National Market: INSU) of Chesterfield, MO, providing for the sale by East to ITI of substantially all of East's non-real estate assets and on-going business, including East's Insituform(R) and NuPipe(R) licenses. The purchase price of $5.5 million is payable in cash at closing, subject to adjustment and to a 10% escrow.

     The closing of the East sale to ITI, which is expected to occur by the end of August, 2003, is subject to certain customary conditions, which include a requirement that East provide notice of the sale to its stockholders. CERBCO has approved the Asset Purchase Agreement and the sale of assets to ITI and CERBERONICS, Inc., a wholly owned subsidiary of CERBCO and East's controlling stockholder of record, has approved the Asset Purchase Agreement and the sale of assets to ITI by a written consent. Therefore, pursuant to Delaware law, no further action of CERBCO or of East's stockholders is required or will be sought. However, East expects to file with the Securities and Exchange Commission and provide to its stockholders an Information Statement and related documents describing the sale of assets to ITI. Once filed with the SEC, the Information Statement will be available on the SEC's website, at www.sec.gov.

     The Asset Purchase Agreement provides, among other things, for the purchase by ITI of (i) certain of East's operating vehicles, equipment and inventories,
(ii) all of East's ongoing contracts and (iii) East's Insituform(R) and NuPipe(R) licenses. East will retain all of its real estate assets, as well as non-real estate assets, with an aggregate book value of approximately $8.9 million, not purchased by ITI, as well as all of its pre-sale liabilities.

     East has announced that, following completion of the asset sale to ITI, it intends to undertake consideration, in due course, of one or more transactions designed to maximize stockholder value. East currently anticipates that such a transaction may take the form of a corporate dissolution, the liquidation of its remaining assets and the ultimate distribution to stockholders of any assets remaining after satisfaction of East's liabilities. As East is CERBCO's sole operating subsidiary, after the ITI sale and in light of East's consideration of its future course of action, CERBCO has announced that it likewise expects to undertake consideration of one or more transactions designed to maximize stockholder value. To the extent that East ultimately elects to dissolve, CERBCO anticipates that it is likely that it will elect to dissolve, liquidate its remaining assets and, after satisfaction of its liabilities, including personnel termination and related costs, transaction expenses and final liquidation costs, distribute to its stockholders any remaining assets. Any such dissolution and plan of distribution of assets would be subject to approval by both CERBCO's Board of Directors and its stockholders. Neither CERBCO nor East currently is able to estimate the time that might be required to decide upon its future course of action or, if it elects to liquidate, the time required to obtain stockholder approval for, or to effect, such a liquidation, or the amount of residual assets, if any, that ultimately may be available for distribution to their respective stockholders. However, under the terms of the Asset Purchase Agreement, no distribution to stockholders may be made by East until at least one year following the closing of the sale of assets to ITI.

     Upon the closing of the asset sale, ITI will have completed the acquisition of the business of all of its North American Insituform(R) licensees, initially commenced by ITI in 1991.

     East's Insituform(R) brand cured-in-place-pipe ("CIPP") rehabilitation process utilizes custom-manufactured unwoven polyester fiber felt tubing, with an elastomeric coating on the exterior surface. The flat, pliable tube is later impregnated with a liquid thermosetting resin and the resin-saturated material is inserted in the pipe through an existing manhole or other access point. Using a temporary inversion duct and cold water pressure, the material is turned inside out as it is forced through the pipeline. When the inverted and inflated tube is fully extended, the cold water is recirculated through a heat-exchange unit. The heated water cures the thermosetting resin to form a new, hard, jointless, impact and corrosion resistant cured-in-place pipe within the original pipe. Lateral or side connections are then reopened by use of a remotely controlled cutting device.

     Statements in this press release that are not historical fact including, without limitation, statements as to East's agreement to sell substantially all of its non-real estate assets, as well as the future plans of CERBCO and East, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that are subject to change at any time and from time to time. Factors that could cause actual results or developments to differ materially from those described in or contemplated or implied by such forward-looking statements include, without limitation, the risk that the assumptions upon which the forward-looking statements are based ultimately may prove to be incorrect or incomplete and that the transactions contemplated by the Asset Purchase Agreement will not be consummated in a timely manner or at all, as well as other risks and uncertainties that are described in the Company's filings with the Securities and Exchange Commission.

                                     * * *

Contact: Robert W. Erikson                           George Wm. Erikson
         President                                   Chairman
         (301) 773-1784                              (301) 773-1784